MFS(R) VARIABLE INSURANCE TRUST:


                           MFS Emerging Growth Series


                        Supplement to Current Prospectus:


Effective May 1, 2008, the name of the "MFS Emerging Growth Series" will be changed to the "MFS Growth Series."


Effective May 1, 2008, the second paragraph under the sub-section entitled "Risk Return Summary - 2. MFS Emerging Growth Series - Principal Investment Strategies" is replaced in its entirety by the following following:


MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.


                 The date of this supplement is January 1, 2008